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                                 Exhibit 16.1









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HEIN+ASSOCIATES LLP                                                     [LOGO]
[LETTERHEAD]

March 16, 1995

Securities and Exchange Commission
450 5th Street, N.W.
Washington, D. C.  20549


We have read Item 4 of the Thor Energy Resources, Inc. Form 8-k (Commission File Number 1-7191) dated March 13, 1995, and concur with the statements made therein that apply to us.

Very truly yours,

/s/ HIEN + ASSOCIATES LLP
HEIN + ASSOCIATES LLP


cc:     Thor Energy Resources, Inc.